FIXED ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2013
FIXED ASSETS, NET
Schedule of components of fixed assets

	December 31,
	2012	2013

Media display equipment	$22,038,529	$22,953,084
Computers and office equipment	3,705,490	3,985,559
Motor vehicles	611,559	627,343
Leasehold improvements	2,141,980	2,222,623
Sub-total	28,497,558	29,788,609
Less: accumulated depreciation and amortization	(17,715,392)	(21,904,703)
	$10,782,166	$7,883,906